Exhibit 99.3

H.J. Heinz Company
Reported GAAP Consolidated Statements of Income
(In Millions, Except per Share Amounts)	2004	2005	2006	Q107	Q207	Q307	Q407	2007	Q108	Q208	Q308	Q408	2008

Category Sales:
Ketchup and Sauces	$3,047.7	$3,234.2	$3,530.3	$901.0	$915.1	$890.0	$976.0	$3,682.1	$971.8	$999.4	$1,010.9	$1,099.7	$4,081.9
Meals and Snacks	3,309.8	3,680.9	3,876.7	853.9	1,009.3	1,085.4	1,077.5	4,026.2	944.8	1,147.9	1,235.0	1,193.9	4,521.7
Infant Foods	908.5	855.6	863.9	213.7	213.2	236.0	266.2	929.1	239.0	268.9	276.3	305.5	1,089.5
Other	359.9	332.7	372.4	91.3	94.5	83.7	94.7	364.3	92.7	107.1	88.7	89.2	377.7
Total Sales	7,625.8	8,103.5	8,643.4	2,059.9	2,232.2	2,295.2	2,414.3	9,001.6	2,248.3	2,523.4	2,610.9	2,688.3	10,070.8
Cost of products sold	4,733.3	5,069.9	5,550.4	1,287.5	1,385.6	1,443.1	1,492.5	5,608.7	1,409.9	1,591.6	1,675.4	1,713.2	6,390.1
Gross Profit	2,892.5	3,033.5	3,093.1	772.4	846.6	852.1	921.8	3,392.9	838.4	931.8	935.4	975.1	3,680.7
Gross Margin	37.9%	37.4%	35.8%	37.5%	37.9%	37.1%	38.2%	37.7%	37.3%	36.9%	35.8%	36.3%	36.5%
Selling, general and adminstrative expenses	1,616.4	1,752.1	1,979.5	452.8	463.6	475.8	554.0	1,946.2	471.7	510.8	529.4	599.8	2,111.7
Operating Income	1,276.1	1,281.5	1,113.6	319.6	383.0	376.3	367.8	1,446.7	366.7	421.0	406.1	375.3	1,569.0

Net Interest Expense	186.8	205.1	283.1	68.3	73.1	71.3	78.7	291.4	78.3	87.0	84.2	73.8	323.3
Asset impairment charges for cost and equity investments	-	73.8	111.0	-	-	-	-	-	-	-	-	-	-
Other Expense, net	21.7	15.0	26.1	7.7	7.1	9.2	6.9	30.9	8.6	10.8	2.5	5.9	27.8
Income from Continuing Operations before income taxes	1,067.6	987.5	693.5	243.6	302.8	295.8	282.2	1,124.4	279.7	323.2	319.4	295.5	1,217.8
Provision for income taxes	352.1	299.5	250.7	49.5	105.4	76.8	101.1	332.8	74.4	96.2	100.8	101.4	372.9
Income from continuing operations	715.5	688.0	442.8	194.1	197.4	219.0	181.0	791.6	205.3	227.0	218.5	194.1	844.9
Income/(loss) from discontinued operations, net of tax	88.8	64.7	202.8	-	(5.9)	-	-	(5.9)	-	-	-	-	-
Net Income	$804.3	$752.7	$645.6	$194.1	$191.6	$219.0	$181.0	$785.7	$205.3	$227.0	$218.5	$194.1	$844.9

Income/(loss) per common share - Diluted
Continuing operations	$2.02	$1.95	$1.29	$0.58	$0.59	$0.66	$0.55	$2.38	$0.63	$0.71	$0.68	$0.61	$2.63
Discontinued operations	0.25	0.18	0.59	-	(0.02)	-	-	(0.02)	-	-	-	-	-
Net Income	$2.27	$2.13	$1.89	$0.58	$0.57	$0.66	$0.55	$2.36	$0.63	$0.71	$0.68	$0.61	$2.63

Average common shares outstanding - diluted	354.4	353.5	342.1	334.7	334.6	332.5	327.8	332.5	325.5	321.9	321.4	318.0	321.7

Income/(loss) per common share - Basic
Continuing operations	$2.03	$1.97	$1.31	$0.59	$0.60	$0.67	$0.56	$2.41	$0.64	$0.72	$0.69	$0.62	$2.67
Discontinued operations	0.25	0.18	0.60	-	(0.02)	-	-	(0.02)	-	-	-	-	-
Net Income	$2.29	$2.15	$1.90	$0.59	$0.58	$0.67	$0.56	$2.39	$0.64	$0.72	$0.69	$0.62	$2.67

Average common shares outstanding - basic	351.8	350.0	339.1	331.6	330.7	328.5	323.8	328.6	320.8	317.1	316.6	313.3	317.0

Fiscal years 2004, 2005 and 2006 contain special items. Please refer to published financial statements for further information.

H. J. Heinz Company
Continuing Operations, Excluding Special Items
(In Millions, Except per Share Amounts)	2004	2005	2006	Q107	Q207	Q307	Q407	2007	Q108	Q208	Q308	Q408	2008

Reported results from continuing operations

Net Sales	$7,625.8	$8,103.5	$8,643.4	$2,059.9	$2,232.2	$2,295.2	$2,414.3	$9,001.6	$2,248.3	$2,523.4	$2,610.9	$2,688.3	$10,070.8

Gross Profit	$2,892.5	$3,033.5	$3,093.1	$772.4	$846.6	$852.1	$921.8	$3,392.9	$838.4	$931.8	$935.4	$975.1	$3,680.7
Separation, downsizing and integration	-	-	17.4	-	-	-	-	-	-	-	-	-	-
Net loss on disposals & impairments	4.0	27.0	74.1	-	-	-	-	-	-	-	-	-	-
Gross Profit excluding special items	$2,896.5	$3,060.5	$3,184.6	$772.4	$846.6	$852.1	$921.8	$3,392.9	$838.4	$931.8	$935.4	$975.1	$3,680.7

Operating Income	$1,276.1	$1,281.5	$1,113.6	$319.6	$383.0	$376.3	$367.8	$1,446.7	$366.7	$421.0	$406.1	$375.3	$1,569.0
Separation, downsizing and integration	16.6	-	146.7	-	-	-	-	-	-	-	-	-	-
Net loss on disposals & impairments	(24.8)	27.0	89.7	-	-	-	-	-	-	-	-	-	-
Operating Income excluding special items	$1,267.9	$1,308.4	$1,350.0	$319.6	$383.0	$376.3	$367.8	$1,446.7	$366.7	$421.0	$406.1	$375.3	$1,569.0

Income from continuing operations	$715.5	$688.0	$442.8	$194.1	$197.4	$219.0	$181.0	$791.6	$205.3	$227.0	$218.5	$194.1	$844.9
Separation, downsizing and integration	10.6	-	96.6	-	-	-	-	-	-	-	-	-	-
Net loss on disposals & impairments	(10.5)	18.0	48.3	-	-	-	-	-	-	-	-	-	-
Asset impairment charges for cost and equity investments	-	73.8	105.6	-	-	-	-	-	-	-	-	-	-
American jobs creation act	-	-	24.4	-	-	-	-	-	-	-	-	-	-
Income from continuing operations excluding special items	$715.6	$779.8	$717.7	$194.1	$197.4	$219.0	$181.0	$791.6	$205.3	$227.0	$218.5	$194.1	$844.9

Earnings per share from continuing operations	$2.02	$1.95	$1.29	$0.58	$0.59	$0.66	$0.55	$2.38	$0.63	$0.71	$0.68	$0.61	$2.63
Separation, downsizing and integration	0.03	0.00	0.28	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net loss on disposals & impairments	(0.03)	0.05	0.14	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Asset impairment charges for cost and equity investments	0.00	0.21	0.31	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
American jobs creation act	0.00	0.00	0.07	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Earnings per share from continuing operations excluding special items	$2.02	$2.21	$2.10	$0.58	$0.59	$0.66	$0.55	$2.38	$0.63	$0.71	$0.68	$0.61	$2.63

Segment Operating Income/(Loss), excluding special items:
North American Consumer Products	$479.5	$530.4	$590.0	$143.2	$166.0	$161.9	$154.6	$625.7	$152.4	$177.5	$183.4	$165.1	$678.4
Europe	550.3	526.9	526.4	119.3	139.4	151.9	155.7	566.4	138.4	160.0	164.3	174.2	636.9
Asia / Pacific	114.0	121.6	126.6	34.2	45.8	29.5	40.8	150.2	51.3	55.8	40.7	47.2	194.9
U.S. Foodservice	215.0	224.8	212.1	55.1	59.5	54.3	47.2	216.1	43.5	51.5	46.8	27.8	169.6
Rest of World	25.0	26.3	31.6	8.7	10.4	10.1	10.3	39.5	10.2	12.8	11.2	11.3	45.4
Non-Operating	(115.9)	(121.6)	(136.6)	(40.9)	(38.0)	(31.3)	(40.8)	(151.1)	(29.1)	(36.5)	(40.4)	(50.2)	(156.2)
Total Operating Income	$1,267.9	$1,308.4	$1,350.0	$319.6	$383.0	$376.3	$367.8	$1,446.7	$366.7	$421.0	$406.1	$375.3	$1,569.0

Fiscal years 2004, 2005 and 2006 contain special items. Please refer to published financial statements for further information.
Note: All figures restated for India Segment Change as applicable.

H. J. Heinz Company
Sales Variance Analysis
(Dollars in Millions)	2005	2006**	Q107	Q207	Q307	Q407**	2007**	Q108	Q208	Q308	Q408	2008

Net external sales:
North American Consumer Products	$2,256.9	$2,554.1	$615.6	$671.6	$714.5	$737.8	$2,739.5	$664.7	$756.2	$807.6	$783.0	$3,011.5
Europe	2,908.6	2,987.7	685.9	739.4	813.0	838.5	3,076.8	766.0	872.4	923.1	970.8	3,532.3
Asia / Pacific	1,128.5	1,221.1	315.8	339.0	303.3	361.1	1,319.2	371.3	395.8	386.6	446.1	1,599.9
U.S. Foodservice	1,503.8	1,569.8	366.6	406.2	386.0	397.5	1,556.3	363.7	406.4	400.6	388.7	1,559.4
Rest of World	305.6	310.7	76.0	75.9	78.3	79.5	309.8	82.6	92.4	93.0	99.8	367.7
Sales (Net Revenue)	$8,103.5	$8,643.4	$2,059.9	$2,232.2	$2,295.2	$2,414.3	$9,001.6	$2,248.3	$2,523.4	$2,610.9	$2,688.3	$10,070.8

Sales Variance by Segment:
North American Consumer Products:
Volume	5.7%	7.7%	4.3%	4.7%	5.2%	(2.7%)	2.6%	3.3%	6.7%	5.4%	(1.0%)	3.5%
Price	2.7%	0.4%	2.2%	1.0%	1.7%	3.2%	2.1%	1.9%	3.0%	4.5%	4.3%	3.5%
Acquisition	1.6%	3.9%	4.5%	0.8%	1.4%	1.3%	1.9%	1.9%	0.9%	0.0%	0.0%	0.7%
Divestiture	(1.6%)	(0.1%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Exchange	0.9%	1.3%	2.0%	1.0%	0.2%	(0.1%)	0.7%	0.9%	1.9%	3.0%	2.8%	2.2%
Total Change in Net Sales	9.3%	13.2%	13.0%	7.5%	8.5%	1.7%	7.3%	8.0%	12.6%	13.0%	6.1%	9.9%
Total Organic Growth	8.4%	8.1%	6.4%	5.7%	6.9%	0.5%	4.7%	5.2%	9.7%	9.9%	3.3%	7.0%

Europe:
Volume	0.2%	1.2%	2.2%	(1.7%)	(0.6%)	(8.3%)	(2.4%)	2.4%	9.1%	3.9%	2.6%	4.5%
Price	(2.1%)	(1.4%)	(0.5%)	1.4%	2.0%	3.4%	1.7%	3.4%	1.3%	2.7%	5.4%	3.3%
Acquisition	0.0%	9.1%	7.0%	1.5%	0.1%	0.1%	1.9%	0.0%	0.0%	(0.0%)	0.3%	0.1%
Divestiture	(0.7%)	(1.8%)	(4.8%)	(6.7%)	(6.7%)	(4.0%)	(5.6%)	(2.0%)	(1.6%)	(1.2%)	(1.2%)	(1.5%)
Exchange	7.6%	(4.3%)	3.0%	4.7%	10.5%	10.1%	7.3%	7.9%	9.2%	8.1%	8.6%	8.5%
Total Change in Net Sales	5.0%	2.7%	6.8%	(0.8%)	5.3%	1.3%	3.0%	11.7%	18.0%	13.5%	15.8%	14.8%
Total Organic Growth	(1.9%)	(0.2%)	1.7%	(0.3%)	1.5%	(4.9%)	(0.7%)	5.8%	10.4%	6.6%	8.0%	7.8%

Asia/Pacific:
Volume	2.2%	8.1%	12.9%	3.7%	3.7%	(0.8%)	4.6%	6.1%	3.5%	9.8%	6.9%	6.5%
Price	(0.6%)	0.0%	1.5%	2.0%	2.1%	3.4%	2.3%	1.2%	2.6%	4.2%	3.2%	2.8%
Acquisition	2.7%	2.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%	3.7%	3.8%	2.9%	2.8%
Divestiture	(1.5%)	(1.3%)	0.0%	0.0%	(0.6%)	(0.6%)	(0.3%)	(1.5%)	(1.5%)	(1.0%)	(0.9%)	(1.2%)
Exchange	3.1%	(0.9%)	(2.8%)	(0.2%)	2.9%	5.5%	1.5%	11.1%	8.4%	10.7%	11.5%	10.4%
Total Change in Net Sales	5.8%	8.2%	11.6%	5.5%	8.1%	7.4%	8.0%	17.6%	16.8%	27.4%	23.6%	21.3%
Total Organic Growth	1.5%	8.1%	14.4%	5.7%	5.8%	2.6%	6.9%	7.3%	6.1%	14.0%	10.1%	9.3%

U.S. Foodservice:
Volume	2.9%	0.2%	5.0%	5.1%	(4.3%)	(6.3%)	(0.4%)	(2.7%)	(1.7%)	4.3%	(4.3%)	(1.1%)
Price	1.5%	0.3%	(0.4%)	2.3%	2.6%	1.9%	1.7%	3.2%	2.1%	(0.5%)	2.1%	1.7%
Acquisition	0.9%	3.9%	2.3%	1.8%	1.8%	0.7%	1.6%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestiture	0.0%	0.0%	(3.1%)	(3.9%)	(3.9%)	(3.8%)	(3.7%)	(1.3%)	(0.3%)	(0.0%)	0.0%	(0.4%)
Exchange	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total Change in Net Sales	5.3%	4.4%	3.8%	5.4%	(3.8%)	(7.6%)	(0.9%)	(0.8%)	0.1%	3.8%	(2.2%)	0.2%
Total Organic Growth	4.3%	0.5%	4.6%	7.5%	(1.7%)	(4.5%)	1.2%	0.5%	0.4%	3.8%	(2.2%)	0.6%

Rest of World:
Volume	(1.6%)	2.6%	5.4%	7.7%	8.7%	(1.6%)	5.0%	6.3%	6.7%	2.5%	9.6%	6.3%
Price	(3.0%)	6.4%	7.9%	7.3%	9.3%	10.9%	8.9%	9.4%	13.8%	15.0%	15.9%	13.6%
Acquisition	7.4%	4.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Divestiture	0.0%	(8.3%)	(13.7%)	(17.2%)	(9.7%)	(6.5%)	(11.8%)	(6.9%)	(0.1%)	(0.0%)	0.0%	(1.7%)
Exchange	0.7%	(3.9%)	(1.2%)	(2.7%)	(2.2%)	(3.2%)	(2.3%)	(0.2%)	1.3%	1.2%	0.0%	0.6%
Total Change in Net Sales	3.5%	1.7%	(1.5%)	(4.9%)	6.1%	(0.4%)	(0.3%)	8.6%	21.7%	18.7%	25.5%	18.7%
Total Organic Growth	(4.6%)	8.9%	13.3%	15.0%	18.0%	9.3%	13.8%	15.7%	20.5%	17.5%	25.5%	19.9%

Total Heinz:
Volume	2.4%	3.8%	5.1%	2.5%	1.4%	(5.0%)	0.7%	2.5%	5.5%	5.2%	1.2%	3.6%
Price	0.0%	(0.1%)	0.9%	1.7%	2.3%	3.3%	2.1%	2.8%	2.6%	3.4%	4.5%	3.3%
Acquisition	1.3%	5.6%	4.1%	1.1%	0.8%	0.5%	1.5%	0.7%	0.8%	0.5%	0.5%	0.6%
Divestiture	(0.9%)	(1.2%)	(2.7%)	(3.7%)	(3.5%)	(2.4%)	(3.1%)	(1.4%)	(0.8%)	(0.6%)	(0.5%)	(0.8%)
Exchange	3.5%	(1.5%)	1.1%	1.8%	4.0%	4.1%	2.9%	4.6%	5.0%	5.3%	5.6%	5.1%
Total Change in Net Sales	6.3%	6.7%	8.4%	3.5%	5.0%	0.6%	4.1%	9.1%	13.0%	13.8%	11.3%	11.9%
Total Organic Growth	2.4%	3.7%	6.0%	4.3%	3.7%	(1.7%)	2.8%	5.3%	8.1%	8.6%	5.7%	6.9%

Note: All figures restated for India Segment Change as applicable.
** Fiscal 2007 had one less week than Fiscal 2006

H. J. Heinz Company
Consolidated Balance Sheets
(In millions)	2005*	2006	2007	2008

Current assets:
Cash and cash equivalents	$1,083.7	$445.4	$652.9	$617.7
Receivables (net of allowances)	1,092.4	1,002.1	996.9	1,161.5
Inventories	1,256.8	1,073.7	1,198.0	1,378.2
Prepaid expenses	174.8	139.7	132.6	139.5
Other current assets	37.8	43.0	38.7	28.7
Total current assets	3,645.6	2,703.9	3,019.0	3,325.6

Property, plant and equipment, net	2,163.9	1,900.6	1,998.2	2,104.7

Other non-current assets:
Goodwill	2,138.5	2,822.6	2,834.6	2,997.5
Trademarks, net	651.6	776.9	892.7	957.1
Other intangibles, net	171.7	269.6	412.5	456.9
Other non-current assets	1,806.5	1,264.3	876.0	723.2
Total other non-current assets	4,768.2	5,133.3	5,015.9	5,134.8
Total assets	$10,577.7	$9,737.8	$10,033.0	$10,565.0

Current liabilities:
Short-term debt	$28.5	$54.1	$165.1	$124.3
Portion of long-term debt due within one year	544.8	0.9	303.2	328.4
Accounts payable	1,181.7	1,035.1	1,181.1	1,247.5
Salaries and wages	76.0	84.8	85.8	92.6
Accrued marketing	260.6	216.3	262.2	298.3
Other accrued liabilities	365.0	476.7	414.1	487.7
Income taxes	130.6	150.4	93.6	91.3
Total current liabilities	2,587.1	2,018.2	2,505.1	2,670.1

Long-term debt and other liabilities:
Long-term debt	4,122.0	4,357.0	4,413.6	4,730.9
Deferred income taxes	508.6	518.7	463.7	409.2
Other liabilities	757.5	795.0	808.9	867.0
Total long-term debt and other liabilities	5,388.1	5,670.7	5,686.2	6,007.2

Shareholders' equity:
Preferred stock	0.1	0.1	0.1	0.1
Common stock	107.8	107.8	107.8	107.8
Additional capital	430.1	502.2	580.6	617.8
Retained earnings	5,210.7	5,454.1	5,778.6	6,129.0

Less:
Treasury shares, at cost	3,140.6	3,852.2	4,406.1	4,905.8
Unearned compensation	31.1	32.8	-	-
Accumulated other comprehensive (income)/loss	(25.6)	130.4	219.3	61.1

Total shareholder's equity	2,602.6	2,048.8	1,841.7	1,887.8
Total liabilities and shareholder's equity	$10,577.7	$9,737.8	$10,033.0	$10,565.0

* Includes amounts from the European seafood and Tegel® poultry businesses that were discontinued in Fiscal 2006.

The following are acquisitions (A) and divestitures (D) that occurred during the respective years:
Fiscal 2004: Unifine Richardson B.V. (A-Canada) and Truesoups LLC (A-U.S. Foodservice).
Fiscal 2005: Shanghai LongFong Foods (A-China), Appetizers And, Inc. (A-U.S. Foodservice), ABAL, S.A. DE C.V (A-Mexico) and Korean oil and fats product line (D).
Fiscal 2006: HP Foods (A-U.K., U.S. and Canada), Petrosoyuz (A-Russia), Nancy's Specialty Foods, Inc. (A-U.S. and Canada), Kabobs, Inc. (A-U.S. Foodservice),
European seafood (D), Tegel® poultry (D- New Zeleand), Hain equity investment (D-U.S.) and HAK® vegetable product line (D- Northern Europe).
Fiscal 2007: Renee's Gourmet Foods (A-Canada), non-core U.S. Foodservice product line (D), U.K. frozen and chilled product line (D) and Argentina pet food business (D).
Fiscal 2008: Cottee's® and Rose's® license (A-Australia and New Zealand), Wyko® brand and sauce business (A) and Portugal tomato paste business (D).

H. J. Heinz Company
Consolidated Statements of Cash Flows
(In Millions)	2004*	2005*	2006*	2007	2008

Cash Flows from Operating Activities
Income from continuing operations	$804.3	$752.7	$645.6	$785.7	$844.9
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	210.2	227.2	227.5	233.4	250.8
Amortization	23.8	25.3	36.4	32.8	38.1
Deferred tax provision/(benefit)	97.5	53.9	(57.7)	52.2	18.5
Other items, net	(131.9)	144.8	87.1	9.7	6.6
Changes in current assets and liabilities, excluding effects of acquisitions and divestitures:
Receivables	97.2	45.9	115.6	11.0	(55.8)
Inventories	77.6	(25.3)	(47.4)	(82.5)	(133.6)
Prepaid expenses and other current assets	(5.2)	2.6	13.6	14.2	5.7
Accounts payable	46.5	8.1	56.5	56.5	89.2
Accrued liabilities	(39.8)	25.1	57.4	(4.5)	28.3
Income taxes	68.7	(99.4)	(59.5)	(46.3)	95.6
Cash provided by operating activities	1,249.0	1,160.8	1,075.0	1,062.3	1,188.3
Investing activities:
Capital expenditures	(232.0)	(240.7)	(230.6)	(244.6)	(301.6)
Proceeds from disposals of property, plant and equipment	17.0	22.3	19.4	60.7	8.5

Operating Free Cash Flow	1,034.0	942.4	863.8	878.4	895.2

Acquisitions, net of cash acquired	(112.8)	(126.5)	(1,100.4)	(89.0)	(151.6)
Net proceeds/(payments) related to divestitures	71.2	51.2	856.7	(4.1)	63.5
Purchases of short-term investments	(83.2)	(293.5)	-	-	-
Sales of short-term investments	43.2	333.5	-	-	-
Other items, net	(4.5)	(10.2)	3.1	(49.2)	(173.0)
Cash used for investing activities	(301.1)	(264.1)	(451.8)	(326.2)	(554.2)
Financing activities:
Payments on long-term debt	(74.3)	(480.5)	(727.8)	(52.1)	(368.2)
Proceeds from long-term debt	-	-	230.8	-	-
(Payments on)/proceeds from commercial paper and short-term debt, net	(144.7)	26.5	298.5	384.1	483.7
Dividends	(379.9)	(398.9)	(408.2)	(461.2)	(485.2)
Purchase of treasury stock	(170.1)	(291.3)	(823.4)	(760.7)	(580.7)
Exercise of stock options	112.7	79.4	142.0	259.8	78.6
Other items, net	12.5	14.0	18.5	9.2	113.7
Cash used for financing activities	(643.9)	(1,050.9)	(1,269.4)	(620.9)	(758.1)
Cash provided by operating activities of discontinued operations spun-off to Del Monte	-	28.2	13.3	33.5	-
Effect of exchange rate changes on cash and cash equivalents	34.3	69.7	(5.4)	58.8	88.8
Net increase/(decrease) in cash and cash equivalents	338.3	(56.3)	(638.3)	207.5	(35.2)
Cash and cash equivalents at beginning of year	801.7	1,140.0	1,083.7	445.4	652.9
Cash and cash equivalents at end of year	$1,140.0	$1,083.7	$445.4	$652.9	$617.7

* Includes amounts from the European seafood and Tegel® poultry businesses that were discontinued in Fiscal 2006.